                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No.)

   Filed by the Registrant [x]
   Filed by a Party other than the Registrant [ ]
   Check the appropriate box:
   [ ] Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2) )
   [x] Definitive Proxy Statement
   [ ] Definitive Additional Materials
   [ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec.14a-12

   Allmerica Investment Trust (for its series portfolio Small Cap Value Fund)
                (Name of Registrant as Specified In Its Charter)


         (Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

   [x] No fee required

         Fee computed on table below per Exchange Act Rules 14a-6 (i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:


         2) Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


         4) Proposed maximum aggregate value of transaction:


         5) Total fee paid:


   [ ] Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify
the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:


         2) Form, Schedule or Registration Statement No.:


         3) Filing Party:


         4) Date Filed:

                ALLMERICA INVESTMENT TRUST: SMALL CAP VALUE FUND
                  440 LINCOLN STREET, WORCESTER, MASSACHUSETTS

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Small Cap Value Fund (the "Fund"), a separate series of Allmerica Investment Trust (the "Trust"), will be held at the offices of the Trust at 440 Lincoln Street, Worcester, Massachusetts 01653 at 10:00 a.m. local time, on Tuesday, March 18, 1997. At the Meeting, you and the other Shareholders of the Fund will be asked to consider and vote:

         1. To approve or disapprove revisions in the investment objective, name and policies of the Fund to change from investing primarily in small cap value stocks to investing primarily in small and mid-cap value stocks.

         2. To approve or disapprove a new Sub-Adviser Agreement between Allmerica Investment Management Company, Inc. ("AIMCO") and CRM Advisors, LLC relating to the Fund, as set forth in Exhibit 1 to the attached Proxy Statement;

         3. To approve or disapprove an amendment to the Management Agreement between AIMCO and the Trust relating to the Fund, as set forth in Exhibit 2 to the attached Proxy Statement; and

         4. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

         Shareholders of record as of the close of business on January 10, 1997, are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD. If you do attend the Meeting, you may revoke the Proxy and vote in person.


Worcester, MA
February 10, 1997

                                                  By order of the Trustees


                                                  Joseph W. MacDougall, Jr.
                                                  Secretary

                       THIS PAGE LEFT BLANK INTENTIONALLY

                ALLMERICA INVESTMENT TRUST: SMALL CAP VALUE FUND
                               440 LINCOLN STREET
                         WORCESTER, MASSACHUSETTS 01653

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                 March 18, 1997

         The enclosed Proxy is solicited on behalf of the Trustees of Allmerica Investment Trust, a Massachusetts business trust (the "Trust"), to be voted at a Special Meeting (the "Meeting") of Shareholders of the Small Cap Value Fund, a separate series of the Trust (the "Fund"), to be held at the offices of the Trust, 440 Lincoln Street, Worcester, MA 01653 on March 18, 1997 for the purposes set forth in the accompanying Notice. The mailing date of this Proxy Statement is on or about February 10, 1997.

         A Shareholder may revoke the accompanying Proxy at any time prior to its use by filing with the Secretary of the Trust a written revocation or duly executed Proxy bearing a later date. The Proxy will not be voted if the Shareholder is present at the Meeting and elects to vote in person. Attendance at the Meeting alone will not serve to revoke the Proxy.

         In addition to the solicitation of Proxies by mail, officers and employees of the Trust, without additional compensation, may solicit Proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by the Fund.

         The Trust will furnish, without charge, a copy of the most recent Annual Report to the Shareholders of the Fund and its most recent Semi-Annual Report. Requests should be directed to the Fund at 440 Lincoln Street, Worcester, Massachusetts 01653 or by calling (800) 533-7881.

         The shares of the Fund may be purchased only by separate accounts ("Separate Accounts") established by First Allmerica Financial Life Insurance Company ("First Allmerica") or Allmerica Financial Life Insurance and Annuity Company ("Allmerica Life"), a subsidiary of First Allmerica, for the purpose of funding variable annuity contracts and variable life insurance policies (such contracts and policies are referred to hereafter as "Contracts") issued by First Allmerica or Allmerica Life. First Allmerica and Allmerica Life, however, will vote the shares of the Fund held in each Separate Account in accordance with instructions received from variable life insurance policy owners and variable annuity contract owners or participants (collectively, "Contract Owners") with respect to all matters on which Fund Shareholders are entitled to vote. Interests in Contracts for which no Proxies are received will be voted in proportion to the Proxy instructions which are received from Contract Owners. First Allmerica and Allmerica Life also will vote shares in a Separate Account that they own and which are not attributable to Contracts in the same proportion. As of the close of business on January 10, 1997, there were 76,308,406.004 shares of the Fund outstanding.

         The persons named in the accompanying Proxy will vote in each case as directed by the Proxy, but in the absence of such voting directions they intend to vote FOR each proposal and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented at the Meeting.

1. APPROVAL OR DISAPPROVAL OF REVISIONS IN THE INVESTMENT OBJECTIVE, NAME AND POLICIES OF THE FUND TO CHANGE FROM INVESTING PRIMARILY IN SMALL CAP VALUE STOCKS TO INVESTING PRIMARILY IN SMALL AND MID-CAP VALUE STOCKS

         The Trustees propose modifying the Fund's investment objective to provide that it shall invest primarily in the common stock of both small and mid-size companies rather than primarily in the common stock of smaller companies only. The Trustees also propose changing the name of the Fund to the "Small-Mid Cap Value Fund" and amending certain related investment policies. Set forth below for comparison are the Fund's current investment objective and the proposed investment objective.

         CURRENT INVESTMENT OBJECTIVE. The Small Cap Value Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of smaller, faster growing companies whose securities at the time of purchase are considered by the Sub-Adviser to be realistically valued in the smaller company sector of the market.

         PROPOSED INVESTMENT OBJECTIVE (changes underlined): The Small-Mid Cap Value Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

         In addition to the revisions in the investment objective, the investment policies would be changed to state that the Fund generally intends to invest at least 65% of its total assets in stocks of companies with market capitalization between $200 million and $5 billion at the time of purchase, compared to the current limits on market capitalization of between $250 million and $1 billion. The investment policies would be amended to add "price relative to cash flow" as a fourth factor to be utilized by the Sub-Adviser to identify attractively valued stocks as potential portfolio investments. (The other factors are: price relative to earnings, to sales and to assets as measured by book value.) Subject to shareholder approval, the policies also will be amended to permit the Fund to invest up to 15% of its assets in illiquid securities. Currently, the Fund does not invest in any security which, at the time of purchase, is not readily marketable. Illiquid securities generally involve a higher degree of risk than liquid securities because the Fund may not be able to sell them when the Sub-Adviser wishes to do so or might have to sell them at less than fair value. Also, illiquid securities may be more difficult to value at times than liquid securities.

         The Trustees believe that changing the portfolio from a small cap value fund to a small-mid cap value fund will expand the range of attractive investment opportunities available to the Fund and will better position the Fund relative to Trust's other equity portfolios. The proposal is consistent with Fund management's recent decision to retain CRM Advisors, LLC ("CRM") as the Fund's new Sub-Adviser. A value oriented investment adviser, CRM specializes in equity securities of small and mid-size companies with market capitalization in the $200 million to $5 billion range. More information about CRM is included under Item 2 of this Proxy Statement. The proposed amendments also may reduce somewhat the risk of investing in the Fund since mid cap companies, when compared to small cap companies, generally have greater financial resources and their securities are usually subject to more moderate price fluctuations.

                        RECOMMENDATION AND REQUIRED VOTE

         The Trustees recommend that Shareholders approve the proposed changes in the investment objective, name and policies of the Fund, as described above.

         The affirmative vote of a majority (defined in the Miscellaneous section) of the Fund's outstanding voting securities is required to approve the proposed changes. Abstentions have the effect of a negative vote on this proposal.

                 2. APPROVAL OR DISAPPROVAL OF A NEW SUB-ADVISER
                     AGREEMENT BETWEEN ALLMERICA INVESTMENT
                 MANAGEMENT COMPANY, INC. AND CRM ADVISORS, LLC
                      RELATING TO THE SMALL CAP VALUE FUND

         The Trustees recommend that the Shareholders of the Fund approve a new Sub-Adviser Agreement (the "New Sub-Adviser Agreement") between Allmerica Investment Management Company, Inc. ("AIMCO") and CRM Advisors, LLC ("CRM"). Except for a revised fee structure which is discussed below, the New Sub-Adviser Agreement is the same in all substantive respects as the sub-adviser agreement (the "Previous Sub-Adviser Agreement"), dated June 30, 1995, previously in effect between AIMCO and David L. Babson & Co. Inc. ("Babson"). The Previous Sub-Adviser Agreement was last submitted to Shareholders on June 27, 1995. A copy of the New Sub-Adviser Agreement is set forth in Exhibit 1 to this Proxy Statement.

         PROPOSED FEE CHANGES

         AIMCO manages the business affairs of the Fund pursuant to a Management Agreement with the Trust dated July 1, 1992 (the "Management Agreement") which provides that AIMCO at its expense may select and contract with a sub-adviser or sub-advisers to manage the investments of one or more of the funds of the Trust. Acting in accordance with the Management Agreement and the Investment Company Act of 1940 (the "1940 Act") and regulations thereunder, AIMCO selected CRM to replace Babson as the Sub-Adviser of the Fund, and the Trustees subsequently approved the selection.

         Changes are now being proposed in the level of management fees paid by the Fund to AIMCO and the level of sub-advisory fees paid by AIMCO to CRM. These proposed changes in fees require shareholder approval. As a result of the changes in management fees, expenses incurred by Shareholders at the Fund's current net asset level will increase. To minimize the impact on Fund expenses, AIMCO is proposing to voluntarily limit its fee until further notice. A comparative fee table showing the Fund's current and pro forma expenses is presented in Item 3 of this Proxy Statement. The change in sub-adviser fees will not increase directly Fund expenses because AIMCO is solely responsible for paying such fees. However, the proposal to revise the management fees paid by the Fund to AIMCO is made in part to offset the additional cost that AIMCO expects to incur from higher sub-adviser fee payments.

         The fee proposals under both the Management Agreement and the New Sub-Adviser Agreement include breakpoints which will reduce the fee rates as net assets increase to specified levels. The proposal to amend the fee structure under the Management Agreement is discussed in detail in Item 3 of this Proxy Statement.

         Prior to Shareholder approval of the New Sub-Adviser Agreement, CRM is receiving from AIMCO a fee computed daily at an annual rate of .50% of the average daily net assets of the Fund, the same fee that was paid to Babson. Under the New Sub-Adviser Agreement, the annual fee payable by AIMCO to CRM will be increased from .50% to .60% with respect to the first $100 million of the Fund's average daily net assets, will remain at .50% with respect to the next $150 million of the Fund's average daily net assets, and will be reduced with respect to average daily net assets in excess of $250 million.

         Following is the complete fee schedule proposed for the New Sub-Adviser Agreement. AIMCO will pay the fees earned by CRM quarterly at an annual rate of the average daily net assets of the Fund shown below.

NET ASSETS                         FEE RATE

First $100 Million                  0.60 %
Next  $150 Million                  0.50 %
Next  $250 Million                  0.40 %
Next  $250 Million                  0.375%
Over  $750 Million                  0.35 %

         During the fiscal year ended December 31, 1996, AIMCO paid Babson $428,814 for its advisory services pursuant to the fee schedule under the Previous Sub-Adviser Agreement, which provides for a sub-advisory fee of .50% of the Fund's average daily net assets. If the proposed sub-adviser fee had been in effect during the last fiscal year, the sub-adviser would have received $513,171, representing an increase of $84,357, or 19.7%. The proposed sub-adviser fee at the Fund's net assets on January 15, 1997 of approximately $114,000,000 would increase annual fees paid by AIMCO to CRM from $570,000 to $670,000, an increase of $100,000 or 17.5%.

         The Trustees believe that the new graduated sub-adviser fee structure should provide an effective means of compensating CRM for its advisory services while reducing the level of sub-adviser fees as Fund assets grow. Such a reduction in sub-adviser fees would benefit AIMCO directly, but Shareholders would receive a similar benefit from Fund asset growth as a result of the graduated fee schedule proposed for the Management Agreement. (See proposal in Item 3 of this Proxy Statement.) The proposed sub-adviser fees are believed by the Trustees and AIMCO to be comparable to industry averages. The Trustees' recommendation to Shareholders to approve the New Sub-Adviser Agreement is based on consideration of various factors. These included the proposed change of the Fund from a small cap value portfolio to a small-mid cap value portfolio, the type and quality of sub-advisory services to be provided, CRM's performance record compared to the performance of other advisers and the level of fees to be paid to CRM compared to industry levels.

         BACKGROUND

         Prior to CRM becoming Sub-Adviser to the Fund, Babson served as Sub-Adviser of the Fund. Under investment performance criteria established by AIMCO and a consultant hired by AIMCO, each sub-adviser is continuously monitored against relevant indices and peer groups. Based upon the proposed revisions to the investment objective and policies of the Fund, and upon the recommendation of

AIMCO and its consultant, the Trustees approved the termination of the Previous Sub-Adviser Agreement with Babson as of January 1, 1997. CRM began serving as Sub-Adviser to the Fund as of that date, pursuant to an interim sub-adviser agreement, which is the same in all substantive respects, including the fee paid to the sub-adviser, as the Previous Sub-Adviser Agreement with Babson. The interim sub-adviser agreement was approved by the Trustees, including the Trustees who were not "interested persons," at a meeting of the Board of Trustees on December 11, 1996. Subject to Shareholder approval, the New Sub-Adviser Agreement will be effective April 1, 1997.

         In the course of selecting a replacement sub-adviser, AIMCO and its consultant reviewed performance and background criteria, as well as written and in-person proposals by a number of investment advisory firms. In evaluating the proposals, they considered, among other things, the nature and quality of the services to be provided by each sub-adviser, comparative data as to each sub-adviser's investment performance, the experience and financial condition of the sub-adviser and its affiliates, the cost of the proposed advisory services, the sub-adviser's commitment to mutual fund advisory activities and the quality of the sub-adviser's capabilities generally. Based on this selection and review process, AIMCO and its consultant proposed final candidates to the Allmerica Manager Evaluation Committee. After deliberation, the Committee recommended to the Trustees the selection of CRM as sub-adviser for the Fund and reported the reasons for this recommendation. In considering such matters, the Trustees were advised by independent counsel. Upon completion of the review process and following a presentation to the Trustees by CRM, the Trustees voted, with the "non-interested" Trustees of the Trust voting separately, to appoint CRM Sub-Adviser to the Fund and to recommend to Shareholders of the Fund that they approve the New Sub-Adviser Agreement.

         INFORMATION REGARDING CRM ADVISORS, LLC

         CRM is an affiliate of Cramer Rosenthal McGlynn, Inc. ("Cramer Rosenthal"). Both firms are located at 520 Madison Avenue, New York, New York 10022. Cramer Rosenthal was founded in 1973 to serve a select number of high net worth individuals. The firm has since expanded into the institutional marketplace managing a variety of portfolios for pension funds, endowments and foundations. Cramer Rosenthal manages accounts for individuals, trusts and estates. It offers separate account management for equity, balanced and fixed-income investments. Organized in New York in 1995, CRM provides advisory and sub-advisory services to mutual funds with approximately $100 million under management. Cramer Rosenthal and its affiliates currently manage a total of more than $2.5 billion in assets.

         Cramer Rosenthal is 100% owned by its active investment professionals. Together, the principals have a total of more than 130 years of investment experience. None of the Trustees or officers of the Trust is affiliated with Cramer Rosenthal or its affiliates. There are no arrangements or understandings between AIMCO and Cramer Rosenthal or its affiliates with respect to the composition of the Board of Trustees of the Trust or of the Board of Directors of Cramer Rosenthal or CRM or with respect to the selection or appointment of any person to any office of either the Trust or Cramer Rosenthal and its affiliates.

         CRM views equity investment prospects on a long-term basis. Its value oriented investment philosophy is to take advantage of periodic inefficiencies which develop in the valuation of publicly traded businesses. CRM seeks to identify companies that are undergoing dynamic change whose securities may be undervalued. The firm specializes in providing investment advice related to equity securities of small and mid-cap companies. Cramer Rosenthal and its affiliates have maintained a competitive performance record with respect to other value oriented investment managers. Following is information on the type, size and advisory fees of other similar investment company funds managed by CRM:

FUND                             NET ASSETS AS OF 12/31/96                  FEE RATE
CRM Small Cap Value Fund
                                      $ 70,000,000              0.75% (does not reflect voluntary
                                                                       fee waiver in effect)
Pilgrim America Master Series
Mid-Cap Value Fund                    $ 30,000,000              0.50% (sub-adviser fee)

         Ronald H. McGlynn and Jay B. Abramson will share primary responsibility for the day-to-day management of the Fund's investments. Mr. McGlynn, who co-founded Cramer Rosenthal, is the firm's Chief Executive Officer and President. Mr. Abramson, who joined Cramer Rosenthal in 1985, is Executive Vice President.

         Following is a complete list of the executive officers and Directors of
CRM:

NAME                     POSITION(S) WITH CRM
Gerald B. Cramer         Chairman, Director
Edward J. Rosenthal      Vice Chairman, Treasurer, Director
Ronald H. McGlynn        President, Chief Executive Officer, Director
Jay B. Abramson          Executive Vice President, Director
Fred M. Filoon           Senior Vice President, Director
Arthur J. Pergament      Senior Vice President
Eugene A. Trainor III    Senior Vice President


         All information about CRM and Cramer Rosenthal has been provided by CRM.

         DESCRIPTION OF THE PREVIOUS SUB-ADVISER AGREEMENT AND THE NEW SUB-ADVISER AGREEMENT

         The Previous Sub-Adviser Agreement was executed as of June 30, 1995 and was last approved by the Trustees, including the Trustees who were not "interested persons," at a meeting of the Board of

Trustees on May 21, 1996. Except for the description of Babson and different effective and termination dates and the fee schedule, the terms of the New Sub-Adviser Agreement are similar in all material respects to the terms of the Previous Sub-Adviser Agreement. The New Sub-Adviser Agreement is attached to this Proxy Statement as Exhibit 1, and the description of the New Sub-Adviser Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit 1.

         The New Sub-Adviser Agreement provides that CRM, as Sub-Adviser thereunder, in return for its fee, and subject to the control and supervision of the Board of Trustees and in conformance with the investment objective and policies of the Fund set forth in the Trust's current registration statement and any other policies established by the Board of Trustees or AIMCO, will manage the investment and reinvestment of assets of the Fund. In this regard, it is the responsibility of CRM to make investment decisions for the Fund and to place the Fund's purchase and sale orders for investment securities. The New Sub-Adviser Agreement states that CRM will provide at its expense all necessary investment, management and administrative facilities, including salaries of personnel and equipment needed to carry out its duties under the New Sub-Adviser Agreement, but excluding pricing and bookkeeping services.

         The New Sub-Adviser Agreement shall remain in full force and effect for two years from April 1, 1997 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved annually by the Board of Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities, and by the vote of a majority of the Trustees who are not "interested persons" of the Trust, AIMCO, the Sub-Adviser, or any other sub-adviser to the Trust. The New Sub-Adviser Agreement may be terminated at any time, without payment of any penalty, by AIMCO, subject to the approval of the Trustees, by vote of the Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by CRM, in each case on 60 days' written notice. As required by the 1940 Act, the New Sub-Adviser Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment. It also will terminate in the event that the Management Agreement between the Trust and AIMCO shall have terminated for any reason.

         The New Sub-Adviser Agreement provides that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of CRM, or (ii) reckless disregard by CRM of its obligations and duties under the New Sub-Adviser Agreement, CRM shall not be liable to the Trust or the Fund, or to any Shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services under the New Sub-Adviser Agreement. Cramer Rosenthal has entered into a separate contract with AIMCO and the Trust pursuant to which Cramer Rosenthal has agreed, subject to certain limitations on liability of the Sub-Adviser set forth in the New Sub-Adviser Agreement, to satisfy any claim made against CRM in connection with the New Sub-Adviser Agreement for which CRM does not have sufficient assets.

         RECOMMENDATION AND REQUIRED VOTE

         As provided in the 1940 Act, approval of the New Sub-Adviser Agreement requires the affirmative vote of a majority (defined in the Miscellaneous section) of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on the proposal to approve the New Sub-Adviser Agreement. If the Shareholders of the Fund fail to approve the New Sub-Adviser Agreement, CRM will continue to serve as Sub-Adviser in a manner consistent with the 1940 Act, until such time as the Trustees select a different sub-adviser for the Fund.

         The Trustees recommend that Shareholders vote to approve the New Sub-Adviser Agreement.

                3. APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE MANAGEMENT AGREEMENT BETWEEN ALLMERICA INVESTMENT MANAGEMENT COMPANY, INC. AND ALLMERICA INVESTMENT
                   TRUST RELATING TO THE SMALL CAP VALUE FUND

         Shareholders of the Fund are being asked by the Trustees to approve an amendment (the "Amendment") to the Management Agreement with AIMCO, which provides for a change in the management fees payable by the Fund to AIMCO. The Management Agreement, as amended, attached as Exhibit 2, is identical in all respects to the existing Management Agreement except for the changes to the fee structure discussed below. The existing Management Agreement was last submitted to Fund Shareholders on April 30, 1993.

         PROPOSED FEE CHANGES

         The recommendation by Trustees to change the management fees is being made in conjunction with the proposal discussed above to change the level of fees paid to the Sub-Adviser of the Fund. These fee changes require Shareholder approval. Under the Management Agreement, AIMCO may contract with sub-advisers to manage the investments of the funds of the Trust. CRM has been retained by AIMCO to serve as Sub-Adviser of the Fund replacing Babson, the previous sub-adviser, and a proposal to approve the New Sub-Adviser Agreement with CRM, including a new fee schedule, is presented in Item 2 of this Proxy Statement. Under the Management Agreement, AIMCO is solely responsible for the payment of sub-adviser fees. The proposal to change the management fees is made in part to offset the additional cost that AIMCO expects to incur from higher sub-adviser fee payments. The new management fee schedule also is intended to provide AIMCO with the flexibility necessary to adjust fees in the future should a subsequent change in the sub-adviser of the Fund be appropriate.

         The proposal to amend the fee schedule of the Management Agreement will permit an increase in the annual fee payable by the Fund to AIMCO from .85%, the current rate for all asset levels, to 1.00% with respect to the first $100 million of the Fund's average daily net assets. The fee will remain at .85% with respect to the next $150 million of the Fund's average daily net assets and will be reduced with respect to average daily net assets in excess of $250 million.

         Following is the complete compensation schedule proposed for the Management Agreement:

NET ASSETS                     FEE RATE

First $100 million               1.00%
Next  $150 million               0.85%
Next  $250 million               0.80%
Next  $250 million               0.75%
Over  $750 million               0.70%

         The proposed management fees at the Fund's net assets on January 15, 1997 of approximately $114,000,000 would provide for an increase in the annual fees paid to AIMCO from $969,000 to $1,119,000, an increase of $150,000 or 15.5%. A comparative fee table showing the Fund's current and pro forma expenses is presented below. To minimize the impact of the fee increase on Fund expenses, AIMCO has committed to a voluntary limitation of its fee to an annual rate of 0.90% of average daily net assets until further notice. Such limitation, so long as it is in effect, would result in a net annual fee increase at current net assets payable by the Fund of $57,000 or 5.9%. The increase in sub-adviser fees at current net assets, less the increase in management fees, would result in an overall fee decrease to AIMCO of $43,000.

         During the fiscal year ended December 31, 1996, the Fund paid AIMCO $726,992 in management fees pursuant to the management fee schedule currently in effect. If the proposed management fee and the voluntary fee limitation had been in effect during the last fiscal year, AIMCO would have received $769,757, representing an increase of $42,765, or 5.9%.

         The proposed graduated fee schedule is similar in structure to the graduated fee schedule proposed for the new Sub-Adviser as presented in Item 2 of this Proxy Statement. The Trustees believe the graduated fee schedule is an appropriate means of compensating AIMCO for its management services. It will enable Fund Shareholders to realize potential cost savings from management fee reductions as Fund assets increase and will offset the added expense that AIMCO expects to incur from increased sub-adviser fee payments.

         In determining to recommend that Shareholders approve the Amendment, the Trustees considered whether the proposed management fees were reasonable in light of the fee schedule proposed for the New Sub-Adviser Agreement and the proposal to change the Fund from a small cap value portfolio to a small-mid cap value portfolio. They compared the proposed management fees and projected Fund expenses with industry averages for similar type funds and reviewed the nature and quality of the services provided by AIMCO. The Trustees also considered what impact, if any, the changes in management and sub-adviser fees would have on AIMCO's level of profitability.

                              COMPARATIVE FEE TABLE

         The following table shows (i) the expenses paid by the Fund based on amounts incurred during the most recent fiscal year, and (ii) pro forma expenses using the proposed management fee schedule.

         The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund would have borne directly or indirectly. The table does not reflect Separate Account fees, including sales loads, borne by Contract Owners in the Fund.

ANNUAL OPERATING EXPENSES
-------------------------                           CURRENT         PRO FORMA
(AS A PERCENTAGE OF AVERAGE NET ASSETS)             EXPENSES        EXPENSES
                                                    --------        ---------
Management Fees(After Voluntary Fee Waivers) *         0.85%          0.90%

12b-1 Fees                                             none           none

Other Expenses 0.09% 0.09%

Total Fund Operating Expenses
(After Voluntary Fee Waivers) *                        0.94%          0.99%


         * Absent voluntary fee waivers, pro forma Management Fees would be 0.98% and pro forma Total Fund Operating Expenses would be 1.07%.

         EXAMPLE

The investor would pay the
following expenses on a $1,000
investment, assuming (1) 5%
annual return and (2) redemption
at the end of each time period.

                            1 YEAR      3 YEARS        5 YEARS        10 YEARS
                            ------      -------        -------        --------
Current Expenses:             $ 9        $ 29            $ 51           $ 113

Pro Forma Expenses:           $10        $ 31            $ 54           $ 119

         THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         BACKGROUND

         AIMCO manages the business affairs of the Fund pursuant to the Management Agreement. Subject to the requirements of the 1940 Act, AIMCO at its expense may select and contract with a sub-adviser or sub-advisers to manage the investments of one or more of the funds of the Trust. The sub-advisers are selected on the basis of various factors including management experience, investment techniques and staffing. A leading pension consulting firm is used to assist with the selection of sub-advisers and the ongoing monitoring of investment performance. The cost of such consulting services is borne by AIMCO.

         MANAGEMENT AGREEMENT

         AIMCO entered into the existing Management Agreement with the Trust as of July 1, 1992. The existing Management Agreement was last approved by the Trustees, including the Trustees who were not "interested persons," at a meeting of the Board of Trustees on May 21, 1996. Under the Management Agreement, AIMCO continuously provides business management services to the Fund and, subject to the general oversight of the Trustees, manages all of the administrative and day-to-day business affairs of the Trust. AIMCO also has general oversight responsibility for the management of the investments of the funds of the Trust, subject to such policies and instructions as the Trustees may from time to time establish. The Management Agreement, as amended, shall continue in full force and effect for successive periods of one year only so long as each such continuance is specifically approved annually by the Board of Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, and by a vote of a majority of the Trustees who are not "interested persons" of the Trust, AIMCO, the Sub-Adviser or any other sub-adviser to the Trust. The Management Agreement may be terminated at any time, without payment of penalty, by AIMCO, by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, in each case on 60 days written notice. As required by the 1940 Act, the Management Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment.

         The Management Agreement provides that, in absence of (i) willful misfeasance, bad faith or gross negligence on the part of AIMCO, or (ii) reckless disregard by AIMCO of its obligations and duties under the Management Agreement, AIMCO shall not be liable to the Trust or the Fund, or to any Shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services under the Management Agreement.

         The Management Agreement, as amended, is attached to this Proxy Statement as Exhibit 2, and the description of the Management Agreement, as amended, set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit 2.

         INFORMATION REGARDING ALLMERICA INVESTMENT MANAGEMENT COMPANY, INC.

         AIMCO is an indirect wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"), a Delaware holding company for a group of affiliated companies, the largest of which is First Allmerica, an insurance company, organized in Massachusetts in 1844. AIMCO and AFC are located at 440 Lincoln Street, Worcester, Massachusetts 01653. AIMCO, organized August 19, 1985, also serves as investment manager of the Allmerica Funds, an open-ended investment company. Following is information on the type, size and management fees of other domestic equity portfolios of the Trust managed by AIMCO. (For each portfolio, AIMCO has declared voluntary expense limitations which are not reflected in the table below.)

   FUND                                  NET ASSETS AS OF 12/31/96           FEE RATE
   ----                                  -------------------------           --------
   Select Aggressive Growth Fund               $ 406,089,764                   1.00%
   Select Capital Appreciation Fund            $ 140,818,348                   1.00%
   Growth Fund                                 $ 563,548,682                    (1)
   Select Growth Fund                          $ 231,639,351                   0.85%



   (1)
   ASSETS                                  FEE RATE
   First $50 Million                        0.60%
   Next $200 Million                        0.50%
   Over $250 Million                        0.35%

         The Directors of AIMCO are: John F. Kelly, John F. O'Brien, Richard M. Reilly and Eric A. Simonsen. Mr. Reilly is also President and Chief Executive Officer of AIMCO. Mr. O'Brien also serves as a Trustee of the Trust and Mr. Reilly is President and a Trustee of the Trust. John P. Kavanaugh serves as a Trustee and Vice President of the Trust and as a Vice President of First Allmerica and Allmerica Life; Joseph W. MacDougall, Jr. is Secretary of the Trust and a Vice President of First Allmerica; Thomas P. Cunningham is a Vice President of AIMCO and Treasurer of the Trust; Lisa M. Coleman is a Vice President of the Trust and of Allmerica Asset Management, Inc. ("AAM"), an indirect wholly-owned subsidiary of AFC; John C. Donohue is a Vice President of the Trust and an Assistant Vice President of AAM; William K. Fain is a Vice President of the Trust and of AAM, and Richard J. Litchfield is a Vice President of the Trust and an Assistant Vice President of AAM.

         No arrangements or understandings exist between AIMCO and the Trustees with respect to the composition of the Board of Trustees of the Trust or the Board of Directors of AIMCO or with respect to the selection or appointment of any person to any office with either of them.

         During the fiscal year ended December 31, 1996, no commissions were paid to any brokers affiliated with AIMCO. Because shares of the Fund are available for purchase only by First Allmerica or Allmerica Life, the Fund has no principal underwriter.

         RECOMMENDATION AND REQUIRED VOTE

         As provided in the 1940 Act, approval of the Amendment to the Management Agreement requires the affirmative vote of a majority (defined in the Miscellaneous section ) of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on the proposal to approve the Amendment. If the Shareholders of the Fund fail to approve the Amendment, AIMCO will continue to serve as manager of the Trust in a manner consistent with the 1940 Act while the Trustees determine an appropriate course of action.

         The Trustees recommend that Shareholders vote to approve the Amendment.

                                  MISCELLANEOUS

         DEFINITION OF MAJORITY. "Majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund and (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy.

         METHODS OF TABULATION. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed as tellers for the Meeting.

         The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to all proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

         OTHER BUSINESS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees' intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of Proxy.

         DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETING OF SHAREHOLDERS. The Trust's Agreement and Declaration of Trust does not provide for regular annual meetings of Shareholders, and the Fund does not currently intend to hold such meetings. Shareholder proposals for inclusion in the Fund's proxy statement for any subsequent meeting must be received by the Trust not less than 160 days prior to any such meeting.

         ADMINISTRATOR. First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corporation, 4400 Computer Drive, Westborough, MA 01581, serves as the Trust's administrator.


         PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                              RICHARD M. REILLY
                                                              PRESIDENT

   February 10, 1997
   Worcester, MA

                                                                       EXHIBIT 1
                              SUB-ADVISER AGREEMENT

SUB-ADVISER AGREEMENT executed as of April 1, 1997 between Allmerica Investment Management Company, Inc. (the "Manager") and CRM Advisors, LLC (the "Sub-Adviser").

         Witnesseth:

         That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.       SERVICES TO BE RENDERED BY SUB-ADVISER TO THE TRUST

                  (a) Subject always to the control of the Trustees of Allmerica Investment Trust (the "Trust"), a Massachusetts business trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the following series of shares of the Trust: the SMALL CAP VALUE FUND (the "Fund") and such other series of shares as the Trust, the Manager and the Sub-Adviser may from time to time agree on (together, the "Funds"). The Sub-Adviser will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities. In the performance of its duties, the Sub-Adviser will comply with the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust and the objectives and policies of the Fund, as set forth in the current Registration Statement of the Trust filed with the Securities and Exchange Commission ("SEC") and any applicable federal and state laws, and will comply with other policies which the Trustees of the Trust (the "Trustees") or the Manager, as the case may be, may from time to time determine and which are furnished to the Sub-Adviser. The Sub-Adviser shall make its officers and employees available to the Manager from time to time at reasonable times to review investment policies of the Fund and to consult with the Manager regarding the investment affairs of the Funds. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

                  (b) The Sub-Adviser, at its expense, will furnish (i) all investment and management facilities, including salaries of personnel necessary to perform for it the duties set forth in this Agreement, and (ii) administrative facilities, including clerical personnel and equipment necessary for the conduct of the investment affairs of the Fund (excluding brokerage expenses and pricing and bookkeeping services).

                  (c) The Sub-Adviser shall place all orders for the purchase and sale of portfolio investments for the Fund with issuers, brokers or dealers selected by the Sub-Adviser which may include brokers or dealers affiliated with the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser always shall seek best execution (except to the extent permitted by the next sentence hereof), which is to place portfolio transactions where the Fund can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker or dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. Subject to such policies as the Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay a broker or dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such excess amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or


                                      1-1
dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser and its affiliates with respect to the Trust and to other clients of the Sub-Adviser as to which Sub-Adviser or any affiliate of the Sub-Adviser exercises investment discretion.

2.       OTHER AGREEMENTS

         It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control with the Sub-Adviser, and that the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser may have an interest in the Trust. It is also understood that the Sub-Adviser and persons controlled by or under common control with the Sub-Adviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses.

3.       COMPENSATION TO BE PAID BY THE MANAGER TO THE SUB-ADVISER

         The Manager will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered a fee, determined as described in Schedule A which is attached hereto and made a part hereof. Such fee shall be paid by the Manager and not by the Trust.

4.       AMENDMENTS OF THIS AGREEMENT

         This Agreement (including Schedule A attached hereto) shall not be amended as to any Fund unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding voting securities of the Fund, if such approval is required under the Investment Company Act of 1940, as amended ("1940 Act"), and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust or of the Manager or of the Sub-Adviser.

5.       EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT

         This Agreement shall be effective as of April 1, 1997, and shall remain in full force and effect as to each Fund continuously thereafter, until terminated as provided below:

                  (a) Unless terminated as herein provided, this Agreement shall remain in full force and effect for a period of two years and shall continue in full force and effect for successive periods of one year thereafter, but only so long as such continuance is specifically approved at least annually (i) by the Trustees or by the affirmative vote of a majority of the outstanding voting securities of the Fund, and (ii) by a vote of a majority of the Trustees who are not interested persons of the Trust or of the Manager or of any Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

                  (b) This Agreement may be terminated as to any Fund without the payment of any penalty by the Manager, subject to the approval of the Trustees, by vote of the Trustees, or by vote of a majority of the outstanding voting securities of such Fund at any annual or special meeting or by the Sub-Adviser, in each case on sixty days' written notice.


                                      1-2

                  (c) This Agreement shall terminate automatically, without the payment of any penalty, in the event of its assignment or in the event that the Management Agreement with the Manager shall have terminated for any reason.

                  (d) In the event of termination of this agreement, the Fund will no longer use the name "Cramer Rosenthal McGlynn, Inc." or "CRM Advisors, LLC," in materials relating to the Fund except as may be required by the 1940 Act and the rules and regulations thereunder.

6.       CERTAIN DEFINITIONS

         For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding voting securities" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of a Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

         For the purposes of this Agreement, the terms "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the rules and regulations thereunder.

7.       NON-LIABILITY OF SUB-ADVISER

         The Sub-Adviser shall be under no liability to the Trust, the Manager or the Trust's Shareholders or creditors for any matter or thing in connection with the performance of any of the Sub-Adviser's services hereunder or for any losses sustained or that may be sustained in the purchase, sale or retention of any investment for the Funds of the Trust made by it in good faith; provided, however, that nothing herein contained shall be construed to protect the Sub-Adviser against any liability to the Trust by reason of the Sub-Adviser' s own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

8.       LIMITATIONS OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS

         A copy of the Trust's Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the appropriate Fund.

IN WITNESS WHEREOF, ALLMERICA INVESTMENT MANAGEMENT COMPANY, INC. has caused this instrument to be signed in duplicate on its behalf by its duly authorized representative and CRM Advisors, LLC has caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.


                                      1-3

                                 ALLMERICA INVESTMENT MANAGEMENT COMPANY, INC.
                                 --------------------------------------
                                 By:
                                 --------------------------------------
                                 Its:

                                 CRM ADVISORS, LLC
                                 --------------------------------------
                                 By:
                                 --------------------------------------
                                 Its:



Accepted and Agreed to as of the day and year first above written:

ALLMERICA INVESTMENT TRUST

By:
    --------------------------------

Its:
    --------------------------------


                                      1-4

                                   SCHEDULE A


The Manager will pay to the Sub-Adviser as full compensation for the Sub-Adviser's services rendered, a fee computed daily and paid quarterly at an annual rate of the average daily net assets of the Fund as described below:

                        NET ASSETS                                FEE RATE
                        ----------                                --------
                        First $100 million                        0.60%
                        Next  $150 million                        0.50%
                        Next  $250 million                        0.40%
                        Next  $250 million                        0.375%
                        Over  $750 million                        0.35%


The average daily net assets of the Fund shall be determined by taking an average of all of the determinations of net asset value during each month at the close of business on each business day during such month while this Agreement is in effect.

The fee for each quarter shall be payable within ten (10) business days after the end of the quarter.

If the Sub-Adviser shall serve for any period less than a full month, the foregoing compensation shall be prorated according to the proportion which such period bears to a full month.



                                       1-5

                                                                       EXHIBIT 2
                              MANAGEMENT AGREEMENT

         Allmerica Investment Management Company, Inc. (the "Adviser") and Allmerica Investment Trust ("Trust") hereby confirm their Agreement covering services as hereinafter set forth. The terms and provisions of this Agreement shall take effect on July 1, 1992.

1. The Trust hereby retains the Adviser as investment adviser for the series of shares of the Trust entitled the Growth Fund, Equity Index Fund. Investment Grade Income Fund, the Government Bond Fund and the Money Market Fund and for such other series of shares as the Trust and the Adviser may from time to time agree on, each such series of shares being hereinafter referred to as a "Fund." The Adviser shall also manage, supervise and conduct the other affairs and business of the Trust and matters incidental thereto, subject always to the provisions of the Trust's Agreement and Declaration of Trust, Bylaws and of the provisions of the Investment Company Act of 1940, as amended ("1940 Act"). In providing and performing such services, the Adviser will function in cooperation with and subject always to the direction and control of the Trustees of the Trust and in cooperation with the Trust's authorized officers and representatives.

2. INVESTMENT ADVISORY SERVICES. The Adviser agrees to act as the investment adviser for, and to manage the investment of assets of, each Fund and to make purchases and sales of securities for each Fund's account. The Adviser shall assume responsibility for the management of the portfolio securities of each Fund and the making and execution of all investment decisions for each Fund.

         A. Investment of each Fund's assets shall be in accordance with the objectives and policies of each Fund as set forth in the current Registration Statement of the Trust filed with the Securities and Exchange Commission (the "SEC"), and any applicable federal and state laws.

         B. The Adviser shall report to the Trustees of the Trust (the "Trustees") at such times and in such detail as the Trustees may from time to time determine to be appropriate in order to permit the Trustees to determine the adherence by the Adviser to the investment policies and legal requirements of each Fund.

         C. The Adviser shall place all orders for the purchase and sale of portfolio investments for the account of the Funds with issuers, brokers or dealers selected by the Adviser which may include brokers or dealers affiliated with the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser shall always seek best execution (except to the extent permitted by the next sentence hereof), which is to place portfolio transactions where the Trust can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuous basis by a broker or dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. Subject to such policies as the Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay a broker or dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such excess amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser and its affiliates with respect to the Trust and to other clients as to which the Adviser or any affiliate of the Adviser exercises investment discretion.


         D. Subject to the provisions of the Trust's Agreement and Declaration of Trust and the 1940 Act, the Adviser, at its expense, may select and contract with one or more investment advisers (the "Sub advisers") to provide


                                      2-1
                  to the Adviser such investment advice relating to the assets of a Fund and related services as the Adviser may from time to time deem appropriate, or delegate any or all of its functions hereunder to one or more Sub advisers, provided that the Trustees shall approve any such contract with a Sub adviser. So long as any Sub adviser serves as investment adviser to any Fund pursuant to a Sub adviser Agreement in substantially the form attached hereto as Exhibit A (the "Sub adviser Agreement"), the obligation of the Adviser under this Agreement with respect to managing the investment portfolio of such Fund shall be, subject in any event to the control of the Trustees, to determine and review with such Sub adviser the investment objectives, policies and restrictions and placing of all orders for the purchase and sale of portfolio securities for such Fund, all as further described in the Sub adviser Agreement. The Adviser will compensate any Sub adviser of any Fund for its services to such Fund. The Adviser may terminate the services of any Sub adviser at any time, subject to the approval of the Trustees, and shall at such time assume the responsibilities of such Sub adviser unless and until a successor Sub adviser is selected.

3. MANAGEMENT SERVICES. The Adviser will perform (or arrange for the performance by its affiliates) the management and administrative services necessary for the operation of the Trust.

         A. Subject to the supervision of the Trustees, and unless otherwise provided herein the Advisor shall be responsible for the day to day business activities of the Trust and shall perform all services appropriate thereto, including: (i) providing for members of its organization to serve without salaries as Trustees, officers, or agents of the Trust; (ii) furnishing at its expense such office space as may be necessary for the suitable conduct of the Trust's business (other than pricing and bookkeeping) and all necessary light, heat, telephone service, office equipment stationery, and stenographic, clerical, mailing and messenger service in connection with such office; (iii) on behalf of the Funds of the Trust, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iv) preparing all general shareholder communications, including shareholder reports; (v) conducting shareholder relations; (vi) maintaining the Trust's existence and its records; (vii) during such times as shares are publicly offered, maintaining the registration and qualification of the Trust's shares under federal and state law; and (viii) investigating the development of management and shareholder services (and, if appropriate, assisting in the development and implementation of such services) designed to enhance the value or convenience of the Funds of the Trust as investment vehicles.

         B. The Adviser shall also furnish such reports, evaluations, information or analyses to the Trust as the Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. Should the Trust have occasion to call upon the Adviser for services not herein contemplated or through the Adviser to arrange for the services of others, the Adviser will act for the Trust upon request to the best of its ability, the compensation for its services to be agreed upon with respect to each such occasion as it arises.

         C. The Adviser will not furnish the Trust the following services under this Agreement:

                  (i) determinations of the Trust's net assets and the net asset value per share of its shares ("pricing");

                  (ii) maintenance of accounts, books and records as required by Section 31(a) of the 1940 Act and the rules thereunder ("bookkeeping"); and

                  (iii) provision of custodian services, transfer agent services, dividend disbursement and reinvestment services, shareholder services, or shareholder recordkeeping services.


                                      2-2

4. EXPENSES OF THE TRUST. It is understood that the Trust will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder. The expenses payable by the Trust shall include, without limitation; (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses associated with pricing and bookkeeping;. (iv) fees and expenses of its Trustees other than those who are "interested persons" of the Trust or the Adviser;
         (v) legal and audit expenses; (vi) custodian, registrar and transfer agent fees and expenses; (vii) fees and expenses related to the registration and qualification of the Trust and the Fund's shares for distribution under state and federal securities laws; (viii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Funds; (ix) all other expenses incidental to holding meetings of the Trust's shareholders, including proxy solicitations therefor; (x) insurance premiums for fidelity and other coverage; (xi) its proportionate share of association membership dues;
         (xii) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xiii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent coexisting shareholders: and
         (ix) such non-recurring or extraordinary expenses as may arise, including those relating to actions suits or proceedings to which the Trust is a party and the legal obligation whittle Trust may have to indemnify the Trust's Trustees and officers with respect thereto.

5. COMPENSATION. As full compensation for the services furnished and expenses borne by the Adviser herein, the Trust will pay a monthly fee to the Adviser, computed and paid monthly at an annual rate of the average daily net assets of each Fund, as described in Schedule A which is attached hereto.

         The fee computed with respect to the net assets of each Fund shall be paid from the assets of such Fund. The average daily net assets of each Fund shall be determined by taking an average of all of the determinations of net asset value during each month at the close of business on each business day during such month while this Agreement is in effect. The fee for each month shall be payable within five (5) business days after the end of the month.

         In the event that expenses of any Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are then qualified for offer and sale, the compensation due the Adviser such period shall be reduced by the amount of such excess by a reduction or refund thereof, subject to readjustment during the Fund's fiscal year. In the event that the expenses with respect to any Fund should exceed any expense limitation which the Adviser may, by written notice to the Trust, voluntarily declare to be effective, subject to Such terms and conditions as the Adviser may prescribe in the notice, the compensation due the Adviser shall be reduced, and, if necessary, the Adviser shall bear expenses with respect to the Fund, to the extent required by the expense limitation.

         If the Adviser shall serve for any period less than a full month, the foregoing compensation shall be prorated according to the proportion which such period bears to a full month.

         In addition to the foregoing, the Trust will reimburse the Adviser for the traveling and incidental expenses (other than the regular Worcester office expenses described above) which may be incurred in connection with special work performed at its request.


                                      2-3

6. LIMITATION OF LIABILITY. The Adviser shall be under no liability to the Trust or its Shareholders or creditors for any matter or thing in connection with the performance of any of the Adviser's services hereunder or for any losses sustained or that may be sustained in the purchase, sale or retention of any investment for the Funds of the Trust made by it in good faith; provided, however, that nothing herein contained shall be construed to protect the Adviser against any liability to the Trust by reason of the Adviser's own willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

7. AMENDMENT. This Agreement may be amended at any time by mutual consent of the parties, provided that such amendment shall have been approved
         (i) by vote of a majority of the outstanding voting securities of each Fund affected by such amendment, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Adviser or any Sub adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

8. TERMINATION. This Agreement shall be effective as of the date executed, and shall remain in full force and effect as to each Fund continuously thereafter, until terminated as provided below.

         A. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof, and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is approved (i) by the Trustees or by the affirmative vote of a majority of the outstanding voting securities of a Fund, and (ii) by a vote of a majority of the Trustees who are not interested persons of the Trust or of the Adviser or of any Sub adviser, by vote cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the continuance of this Agreement is submitted to the shareholders of a Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         B. This Agreement may be terminated as to any Fund without the payment of any penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of such Fund at any annual or special meeting or by the Adviser on sixty days' written notice.

         C. This Agreement shall automatically terminate in the event of its assignment.

9. AGREEMENT AND DECLARATION OF TRUST. A copy of the Trust's Agreement and Declaration is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees as Trustees and not individually, and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

10. OTHER AGREEMENTS, ETC. It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Adviser, and in any person controlled by or under common control with the Adviser, and that the Adviser and any person controlled by or under common control with the Adviser may have an interest in the Trust. It is also understood that the Adviser and persons controlled by or under common control with the Adviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses.


                                      2-4

11. MISCELLANEOUS. The Adviser, its directors, officers, and its employees retain the right to engage in other business, and to render portfolio management, investment advisory, or other services of any kind to any other corporation, firm, individual, or association. Neither the Adviser nor any officer, director, or shareholder of the Adviser shall act as principal or receive any compensation in connection with the purchase or sale of securities by or on behalf of the Trust other than the compensation provided in this Agreement.

         The Adviser is an independent contractor and not an agent of the Trust.

         The Trust recognizes the Adviser's control of the names "SMA Investment Trust" and "Allmerica Investment Trust" and agrees that its right to use such names is non-exclusive and can be terminated by the Adviser at any time. The use of such names will be terminated automatically if at any time the Adviser or affiliate of the Adviser ceases to be investment adviser for the Trust.

         For the purposes of this Agreement, majority of the outstanding voting securities of a Fund at any annual or special meeting shall mean a concurring vote of (i) 67% or more of the shares of the Fund represented at such meeting, if more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (ii) 50% of the outstanding shares of the Fund, whichever is less.

         For the purposes of this Agreement, the terms "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services "shall have the meaning given in the Securities Exchange Act of 1934 and the rules and regulations thereunder.

         Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the NASD and State insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

         Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner, or the Insurance Commissioner of any other state, with any information or reports in connection with services provided under this Agreement which such Commissioner may reasonably request in order to ascertain whether the variable contracts operations of the Company are being conducted in a manner consistent with the state's regulations concerning variable contracts and any other applicable law or regulations.


                                      2-5

   This Agreement shall be effective on the date executed. Executed this 1st day of July, 1992.


   ALLMERICA INVESTMENT MANAGEMENT COMPANY, INC.
   By:
   /s/ Stephen P. Setterlund                         /s/ Robert T. Stemple
   -------------------------                         --------------------------
   Witness                                           Assistant Vice President

   ALLMERICA INVESTMENT TRUST
   By:
   /s/ Stephen P. Setterlund                         /s/ Richard M. Reilly
   -------------------------                         --------------------------
   Witness                                           President


                                      2-6

         As full compensation for the services furnished and expenses borne by the Adviser herein, the Trust will pay a monthly fee to the Adviser, computed and paid monthly at an annual rate of the average daily net assets of each Fund, as described below:

                             SCHEDULE A ANNUAL FEES

                                                INVESTMENT          MONEY            EQUITY        GOVERNMENT
                                 GROWTH        GRADE INCOME         MARKET            INDEX           BOND
   FUND ASSETS                    FUND             FUND              FUND             FUND            FUND
   ------------                   ----             ----              ----             ----            ----
   Up to $50,000,000              0.60%            0.50%             0.35%            0.35%           0.50%
   Next $200,000,000              0.50%            0.35%             0.25%            0.30%           0.50%
   On the remainder               0.35%            0.25%             0.20%            0.25%           0.50%


                                      2-7

                                      FORM
                                       OF
                                     NOTICE

         Notice, effective August 21, 1992, with respect to the Form of Management Agreement (the "Agreement") between Allmerica Investment Management Company, Inc. (the "Adviser") and Allmerica Investment Trust (the "Trust") dated July 1, 1992.

         The Trust hereby gives notice that:

                  (i) four additional series of the Trust, Select Aggressive Growth Fund, Select Growth Fund, Select Growth and Income Fund and Select Income Fund (the "New Series"), have been established, each New Series constitutes a "Fund" for purposes of Section 1 of the Agreement, and the Adviser will serve as investment adviser for the New Series under the terms of the Agreement; and

                  (ii) for purposes of Section 5 of the Agreement, the Trust will pay a monthly fee to the Adviser, computed and paid monthly at an annual rate of the average daily net assets of each of the New Series, as indicated below:

                                   ANNUAL FEES

     Select Aggressive Growth Fund                    Select Growth Fund
                1.00%                                        0.85%

     Select Growth and Income Fund                    Select Income Fund
                0.75%                                        0.60%


         This Notice is not intended to and does not, alter or amend the Agreement, which remains in full force and effect.



                                                 Allmerica Investment Trust
                                                 (formerly SMA Investment Trust)

                                                 By: /s/ Robert T. Stemple
                                                     ---------------------------
                                                 Dated: August 21, 1992


   Acknowledged by Allmerica Investment
   Management Company, Inc.

   By: /s/ Richard M. Reilly
       ---------------------
   Dated: August 21, 1992


                                      2-8

                                     NOTICE

         Notice, effective April 30, 1993, with respect to the Management Agreement between Allmerica Investment Management Company, Inc. (the "Adviser") and Allmerica Investment Trust (the "Trust") dated July 1, 1992 (the "Agreement").

         The Trust hereby gives notice that:

         (i) one additional series of the Trust, The Small Cap Value Fund (the "New Series"), has been established. This New Series constitutes a "Fund" for purposes of Section 1 of the Agreement and the Adviser will serve as investment adviser for the New Series under the terms of the Agreement, and

         (ii) for purposes of Section 5 of the Agreement, the Trust will pay a monthly fee to the Adviser, computed daily and paid monthly at an annual rate of .85% of the average daily net assets of the New Series.

         This Notice is not intended to and does not otherwise alter or amend the Agreement which remains in full force and effect.


                                                  Allmerica Investment Trust


                                                  By: /s/ Richard M. Reilly
                                                      ---------------------
                                                  Date: April 30, 1993

   Acknowledged by
   Allmerica Investment Management Company, Inc.


   By: /s/ Abigail M. Armstrong
       ------------------------
   Date: April 30, 1993


                                      2-9

                                     NOTICE

         Notice, effective May 1, 1994, with respect to the Management Agreement (the "Agreement") between Allmerica Investment Management Company, Inc. (the "Adviser") and Allmerica Investment Trust (the "Trust") dated July 1, 1992.

         The Trust hereby gives notice that:

         (i) one additional series of the Trust, The Select International Equity Fund (the "New Series"), has been established, this New Series constitutes a "Fund" for purposes of Section 1 of the Agreement, and the Adviser will serve as investment adviser for the New Series under the terms of the Agreement; and

         (ii) for purposes of Section 5 of the Agreement, the Trust will pay a monthly fee to the Adviser, computed daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the New Series.

         This Notice is not intended to and does not, alter or amend the Agreement, which remains in full force and effect.

                                                     Allmerica Investment Trust

                                                     By: /s/ Robert T. Stemple
                                                         ---------------------
                                                     Date:              , 1994

   Acknowledged by
   Allmerica Investment Management Company, Inc.

   By: /s/ Eric Levy
       -------------
   Date:             , 1994


                                      2-10

                                     NOTICE

         Notice, effective April 28, 1995, with respect to the Management Agreement (the "Agreement") between Allmerica Investment Management Company, Inc. (the "Adviser") and Allmerica Investment Trust (the "Trust") dated July 1, 1992.

         The Trust hereby gives notice that:

         (i) one additional series of the Trust, the Select Capital Appreciation Fund (the "New Series"), has been established, this New Series constitutes a "Fund" for purposes of Section 1 of the Agreement, and the Adviser will serve as investment adviser for the New Series under the terms of the Agreement; and

         (ii) for purposes of Section 5 of the Agreement, the Trust will pay a monthly fee to the Adviser, computed daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the New Series.

         This Notice is not intended to and does not, alter or amend the Agreement, which remains in full force and effect.


                                       Allmerica Investment Trust

                                       By: /s/ Robert T. Stemple
                                           ---------------------
                                       Date: March 20, 1995

   Acknowledged by Allmerica Investment
   Management Company, Inc.


   By: /s/ Richard M. Reilly
       ---------------------
   Date: March 20, 1995


                                      2-11

                                 AMENDMENT NO. 1

         Amendment No. 1, effective April 1, 1997 (the "Amendment"), with respect to the Management Agreement between Allmerica Investment Management Company, Inc. (the "Adviser") and Allmerica Investment Trust (the "Trust") dated July 1, 1992 (the "Agreement"), as supplemented.

         The Trust and the Adviser amend the Agreement as it relates to the Small-Mid Cap Value Fund (formerly the Small Cap Value Fund), one of the series of the Trust, to provide that the fee paid to the Adviser will be computed daily and paid monthly at an annual rate based on the Fund's average daily net assets, as set forth below:

                    NET ASSETS                          FEE RATE
                    First $100 million                     1.00%
                    Next  $150 million                     0.85%
                    Next  $250 million                     0.80%
                    Next  $250 million                     0.75%
                    Over  $750 million                     0.70%


         This Amendment does not intend to and does not otherwise alter or amend the Agreement which remains in full force and effect.


                                Allmerica Investment Trust

                                By:________________________________
                                Date:______________________________

                                Allmerica Investment Management Company, Inc.

                                By:________________________________
                                Date:______________________________


                                      2-12

                       This page left blank intentionally

                       This page left blank intentionally

ALLMERICA INVESTMENT TRUST
SMALL CAP VALUE FUND

PROXY                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned hereby appoints Richard M. Reilly, Thomas P. Cunningham and Joseph W. MacDougall, Jr., and each of them, attorneys and proxies of the undersigned, with full power of substitution, and does hereby request that the votes attributable to the undersigned's interest be cast as directed, with all powers the undersigned would possess if personally present, at the Special Meeting of Shareholders of the Small Cap Value Fund (the "Fund") of Allmerica Investment Trust (the "Trust") to be held at 440 Lincoln Street, Worcester, Massachusetts, on Tuesday, March 18, 1997 at 10:00 a.m. local time, and at any adjournment thereof.

                                             BE SURE TO VOTE, AND SIGN AND DATE
                                             THIS PROXY ON THE REVERSE SIDE.

                THE TRUSTEES RECOMMEND VOTING "FOR" ALL PROPOSALS

         Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

         1. Proposal to approve or disapprove revisions in the investment objective, name and policies of the Fund to change from investing primarily in small cap value stocks to investing primarily in small and mid-cap value stocks.

                           [  ] FOR         [  ] AGAINST      [  ] ABSTAIN

         2. Proposal to approve or disapprove a new Sub-Adviser Agreement between Allmerica Investment Management Company, Inc. ("AIMCO") and CRM Advisors, LLC relating to the Fund.

                           [  ] FOR         [  ] AGAINST      [  ] ABSTAIN

         3. Proposal to approve or disapprove an amendment to the Management Agreement between AIMCO and the Trust relating to the Fund.

                           [  ] FOR             [  ] AGAINST      [  ] ABSTAIN

         4. In their discretion, the named proxies are authorized to vote upon such other business as may properly come before the Meeting, or any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ALL PROPOSALS. IF A PROXY IS NOT RECEIVED FROM A PARTICULAR CONTRACT OWNER, THEN THE VOTES ATTRIBUTABLE TO HIS OR HER INTEREST

WILL BE ALLOCATED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED.


                                                     Please sign exactly as name
                                                     appears hereon. When
                                                     signing as attorney,
                                                     executor, administrator,
                                                     trustee or guardian, please
                                                     give full title as such. If
                                                     a corporation, please sign
                                                     in full corporate name by
                                                     president or other
                                                     authorized officer. If a
                                                     partnership, please sign in
                                                     partnership name by
                                                     authorized person. If joint
                                                     owners, each owner should
                                                     sign.

                                                     Note: The undersigned
                                                     hereby acknowledges receipt
                                                     of the Notice of Special
                                                     Meeting and Proxy
                                                     Statement, and revokes any
                                                     Proxy heretofore given with
                                                     respect to the votes
                                                     covered by this Proxy.

   Dated: ___________________, 1997    _____________________________________
   PLEASE MARK, SIGN, DATE             Signature(s)
   AND RETURN THIS PROXY
   PROMPTLY USING THE
   ENCLOSED ENVELOPE.

                                [Allmerica LOGO]


February 10, 1997


Dear Valued Client:

The enclosed proxy materials relate to a Special Meeting of Shareholders of the Small Cap Value Fund (the "Fund") of Allmerica Investment Trust (the "Trust"), to be held on March 18, 1997 at 10:00 a.m., local time, here in our offices at 440 Lincoln Street, Worcester, Massachusetts 01653 (the "Meeting").

At the Meeting, Shareholders will be asked to approve:

                  (i)revisions in the investment objective, name and policies of the Fund to change from investing primarily in small cap value stocks to investing primarily in small and mid-cap value stocks;

                  (ii) a new Sub-Adviser Agreement between Allmerica Investment Management Company, Inc. ("AIMCO"), the Manager of the Fund, and
         CRM Advisors, LLC ("CRM"), the Sub-Adviser of the Fund, including a new sub-adviser fee structure; and

                  (iii) an amendment to the Management Agreement between AIMCO and the Trust which provides for a change in the management fees payable by the Fund to AIMCO.

The Trustees recommend to Shareholders that they approve each of these proposals.

Management believes that changing the Fund from a small cap value portfolio to a small-mid cap value portfolio will expand the range of attractive investment opportunities available to it and will better position the Fund relative to the Trust's other equity portfolios. The determination to broaden the Fund's investment objective and related policies was one of the main reasons that Management decided to consider a change in sub-advisers. Following an extensive evaluation process of various candidates, including the former Sub-Adviser, David L. Babson & Co. Inc. ("Babson"), Management selected CRM, a value oriented investment adviser specializing in small-mid cap equity securities, to replace Babson as the Fund's Sub-Adviser.



               440 Lincoln Street, Worcester, Massachusetts 01653,
                      Phone 508-855-1000, Fax 508-853-6332

  First Allmerica Financial Life Insurance Company - Allmerica Financial Life
     Insurance and Annuity Company (licensed in all states except NY & HI)
          Allmerica Trust Company, N.A. - Allmerica Investments, Inc.
           - Allmerica Investment Management Company, Inc. Allmerica
             Asset Management, Inc. - Allmerica Property & Casualty
                Companies, Inc. - The Hanover Insurance Company
                    Sterling Risk Management Services, Inc.
                       - Citizens Corporation - Citizens
                          Insurance Company of America
                                 - AMGRO, Inc.

In the process of reviewing available candidates to become sub-adviser, Management concluded that a revision to the management fee structure would be appropriate. The proposed new structure provides for an increase in both the Management Agreement fee and the Sub-Adviser Agreement fee at the base level. Both the Management Agreement and the new Sub-Adviser Agreement also provide for breakpoints which would reduce the fee rates as net assets of the Fund increase to specified levels. Thus, the Shareholders should realize cost savings from management fee reductions as Fund assets increase. As a result of the proposed changes in management fees, expenses incurred by Shareholders at the Fund's current net asset level would increase. To minimize the effect of the fee increase on Fund expenses, AIMCO has committed to a voluntary limitation of its fee until further notice. Due to the increase in the sub-advisory fee to be paid to CRM, the net effect of these changes is to reduce AIMCO's net compensation. The Trustees believe that the proposed management and sub-adviser fee structures provide appropriate means for compensating AIMCO and CRM.

Although the Trustees would like very much to have you attend the Meeting, they realize that this is not always possible. Whether or not you plan to be present at the Meeting, your vote is needed. Please complete, sign and return the enclosed proxy card promptly. A postage paid envelope is enclosed for this purpose.



                                                        Sincerely yours,

                                                        /s/ Richard M. Reilly

                                                        Richard M. Reilly
                                                        President



SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.